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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D. C. 20549




                                    FORM 8-K
                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported) October 8, 2003




                             SOUTHERN UNION COMPANY
             (Exact name of registrant as specified in its charter)



          Delaware                         1-6407                 75-0571592
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
    of incorporation)                                        Identification No.)



               One PEI Center                                  18711
       Wilkes-Barre, Pennsylvania                           (Zip Code)
 (Address of principal executive offices)



       Registrant's telephone number, including area code: (570) 820-2400

















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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (c) Exhibit No.

         99.1. Press Release issued by the Registrant announcing the closing of its Offering of 9,200,000 Depositary Shares, each representing one-tenth of a share of 7.55% Noncumulative Preferred Stock, Series A. Furnished, not filed, pursuant to Item 9.

ITEM 9.  REGULATION FD DISCLOSURE

         The Company issued a press release earlier today announcing that it had closed an offering of 9,200,000 Depositary Shares, each respresenting one-tenth of a share of 7.55% Noncumulative Preferred Stock, Series A. The Company intends to use the net proceeds of the offering to repay indebtedness and also intends to initiate the redemption of all $100,000,000 principal amount of its 9.48% Trust Originated Preferred Securities and related notes.

         A copy of the press release is furnished as Exhibit 99.1.

         The disclosure contained in this Item 9 and Exhibit 99.1 relating to this Item 9 is furnished pursuant to Item 9 and not filed.

              This report and other Company releases and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

              Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition, customer growth; abnormal weather conditions in our service territories; the impact of relations with labor unions of bargaining-unit union employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or any of our subsidiaries' debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.


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                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                           SOUTHERN UNION COMPANY
                                           -----------------------
                                               (Registrant)



Date:    October 8, 2003                 By:      /s/    DAVID J. KVAPIL
       --------------------                 ----------------------------------
                                             David J. Kvapil
                                             Executive Vice President and
                                             Chief Financial Officer


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                                  EXHIBIT INDEX




Exhibit Number                         Description
--------------  ----------------------------------------------------------------
    99.1. Press Release issued by the Registrant announcing the closing of its Offering of 9,200,000 Depositary Shares, each representing one-tenth of a share of 7.55% Noncumulative Preferred Stock, Series A. Furnished, not filed, pursuant to Item 9.






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                                                                   Exhibit 99.1

03-27
For further information:
Richard N. Marshall
Vice President and Treasurer
Southern Union Company
570/829-8662

                SOUTHERN UNION COMPLETES OFFERING OF $230 MILLION
                              OF DEPOSITARY SHARES
                   Underwriters Exercise Overallotment Option
                   ------------------------------------------

         WILKES-BARRE, Pa. (BUSINESS WIRE) - October 8, 2003 - Southern Union Company ("Southern Union" or the "Company") (NYSE: SUG) announced today that it has completed its previously announced offering of 8,000,000 depositary shares, each representing one-tenth of a share of the Company's 7.55% noncumulative preferred stock, series A. In connection with the offering, the underwriters exercised their overallotment option and purchased from Southern Union an additional 1,200,000 depositary shares at the public offering price of $25.00 per share.
         Southern Union is using the net proceeds of the offering to repay indebtedness and to permit its redemption of all $100,000,000 principal amount of its 9.48% Trust Originated Preferred Securities on October 31, 2003, at a redemption price of $25.00 per preferred security plus accrued interest.
         The joint book-running managers of the offering were J.P. Morgan Securities Inc. and Merrill Lynch, Pierce, Fenner & Smith Incorporated.
         This announcement does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.
         The offering may be made only by means of a prospectus and a related prospectus supplement, copies of which may be obtained when available from J.P. Morgan Securities Inc., at 270 Park Avenue, New York, NY 10017, or Merrill Lynch, Pierce, Fenner & Smith Incorporated, at 4 World Financial Center, New York, NY 10172.
         Southern Union Company, headquartered in Wilkes-Barre, Pa., is engaged primarily in the transportation, storage and distribution of natural gas. Through its Panhandle Energy subsidiary, the Company owns and operates Panhandle Eastern Pipe Line Company, Trunkline Gas Company, Sea Robin Pipeline Company, Trunkline LNG Company and Southwest Gas Storage Company. Collectively, the pipeline assets operate more than 10,000 miles of interstate natural gas transmission pipelines that transport natural gas from the Gulf of Mexico, South Texas and the Panhandle regions of Texas and Oklahoma to major markets in the Midwest and Great Lakes region. Trunkline LNG, located on Louisiana's Gulf Coast is the nation's largest operating liquefied natural gas import terminal. Through its local distribution companies, Missouri Gas Energy, PG Energy and New England Gas Company, Southern Union also serves nearly one million natural gas end-user customers in Missouri, Pennsylvania, Massachusetts and Rhode Island. For more information, visit www.southernunionco.com.
         This release and other Company reports and statements issued or made from time to time contain certain "forward-looking statements" concerning projected future financial performance, expected plans or future operations. Southern Union cautions that actual results and developments may differ materially from such projections or expectations.

     Investors should be aware of important factors that could cause actual results to differ materially from the forward-looking projections or expectations. These factors include, but are not limited to: cost of gas; gas sales volumes; gas throughput volumes and available sources of natural gas; discounting of transportation rates due to competition, customer growth; abnormal weather conditions in our service territories; the impact of relations with labor unions of bargaining-unit union employees; the receipt of timely and adequate rate relief and the impact of future rate cases or regulatory rulings; the outcome of pending and future litigation; the speed and degree to which competition is introduced to our gas distribution business; new legislation and government regulations affecting or involving the Company; unanticipated environmental liabilities; the Company's ability to comply with or to challenge successfully existing or new environmental regulations; changes in business strategy and the success of new business ventures; the nature and impact of any extraordinary transactions, such as any acquisition or divestiture of a business unit or any assets; the economic climate and growth in our industry and service territories and competitive conditions of energy markets in general; inflationary trends; changes in gas or other energy market commodity prices and interest rates; the current market conditions causing more customer contracts to be of shorter duration, which may increase revenue volatility; exposure to customer concentration with a significant portion of revenues realized from a relatively small number of customers and any credit risks associated with the financial position of those customers; our or any of our subsidiaries' debt securities ratings; factors affecting operations such as maintenance or repairs, environmental incidents or gas pipeline system constraints; the possibility of war or terrorist attacks; and other risks and unforeseen events.

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